ASSIGNMENT AND ACCEPTANCE
Reference is made to the Amended and Restated Senior Unsecured Credit Agreement dated as of August 20, 2018, by and among Choice Hotels International, Inc., a Delaware corporation (the “Borrower”), the Designated Borrowers party thereto from time to time, the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meaning assigned thereto in the Credit Agreement. Deutsche Bank AG New York Branch (the “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedules 1 and 2 hereto as follows:
1.The Assignor hereby sells and assigns, without recourse, to such Assignee, and such Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date (as set forth below), the respective interests set forth on Schedule 1 hereto opposite such Assignee’s name (an “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on Schedule 1 in the Commitment of the Assignor on the Effective Date and the Competitive Bid Loans (if any) owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and such Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which is has been received by each such party. Pursuant to Section 2.16 of the Credit Agreement, the Maturity Date was previously extended to August 20, 2026 (the “Current Maturity Date”) as evidenced by the that certain extension confirmation letter from the Administrative Agent to the Borrower dated as of August 11, 2021. From and after the Effective Date (i) such Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interest assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement. For the avoidance of doubt, the Current Maturity Date applies to the Borrower’s Obligations in respect of each Assigned Interest.
2.This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if such Assignee is organized under the laws of a jurisdiction outside the United States, and to the extent not previously delivered, the forms specified in Section 2.20(e) of the Credit Agreement, duly completed and executed by such Assignee, and (ii) if such Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit B to the Credit Agreement.
3.By its signature below, the Borrower agrees to pay to the Administrative Agent on or before the Effective Date, for the respective accounts of the Assignees, allocated on a pro rata basis based on the respective Commitments assumed hereunder, an incremental commitment fee of $24,000.00 in the aggregate.
4.This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws principles or provisions.

Date of Assignment:	May 11, 2022

Assignee’s Address for Notices:	See attached Schedule 2

Effective Date:	May 18, 2022

AMERICAS/2022978042.5    [Choice Hotels: Assignment – DB to Multiple Lenders]

The terms set forth above
are hereby agreed to:
DEUTSCHE BANK AG
NEW YORK BRANCH, as Assignor

By:	/s/ David Goodman
Name:	David Goodman
Title:	Managing Director

By:	/s/ Daniel Penn
Name:	Daniel Penn
Title:	Managing Director

GOLDMAN SACHS BANK USA,
as Assignee

By:	/s/ Jonathan Dworkin
Name:	Jonathan Dworkin
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Assignee

By:	/s/ David Notaro
Name:	David Notaro
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Assignee

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Assignee

By:	/s/ Katherine A. Marcotte
Name:	Katherine A. Marcotte
Title:	Senior Vice President

[Signatures continue on following page]

AMERICAS/2022978042    S-1    [Choice Hotels: Assignment – DB to Multiple Lenders]

Accepted:
DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ David Goodman
Name:	David Goodman
Title:	Managing Director

By:	/s/ Vishal M. Mahadkar
Name:	Vishal M Mahadkar
Title:	Vice President

Agreed as to paragraph 3 above:
CHOICE HOTELS INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Dominic Dragisich
Name:	Dominic Dragisich
Title:	CFO

AMERICAS/2022978042    S-2    [Choice Hotels: Assignment – DB to Multiple Lenders]

SCHEDULE 1
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ASSIGNMENT AND ACCEPTANCE

ASSIGNOR:	Deutsche Bank AG New York Branch
Facility
Pro Rata Percentage assigned	10%
Pro Rata Percentage retained	12.5%
Commitment assigned	$60,000,000
Commitment retained	$75,000,000
ABR Loans
Aggregate outstanding principal amount of ABR Loans assigned	$0.00
Aggregate outstanding principal amount of ABR Loans retained	$0.00
Eurodollar Loans
Aggregate outstanding principal amount of Eurodollar Loans assigned	$0.00
Aggregate outstanding principal amount of Eurodollar Loans retained	$0.00
RFR Loans
Aggregate outstanding principal amount of RFR Loans assigned	$0.00
Aggregate outstanding principal amount of RFR Loans retained	$0.00
Eurocurrency Loans
Aggregate outstanding principal amount of Eurocurrency Loans assigned	$0.00
Aggregate outstanding principal amount of Eurocurrency Loans retained	$0.00
Eurodollar Competitive Bid Loans
Aggregate outstanding principal amount of Eurodollar Competitive Bid Loans assigned	$0.00
Aggregate outstanding principal amount of Eurodollar Competitive Bid Loans retained	$0.00
Fixed Rate Competitive Bid Loans
Aggregate outstanding principal amount of Fixed Rate Competitive Bid Loans assigned	$0.00
Aggregate outstanding principal amount of Fixed Rate Competitive Bid Loans retained	$0.00
Swingline Loan Participations
Aggregate outstanding principal amount of Swingline Loan Participations assigned	$0.00
Aggregate outstanding principal amount of Swingline Loan Participations retained	$0.00
AMERICAS/2022978042    Sched. 1    [Choice Hotels: Assignment – DB to Multiple Lenders]

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE (continued)

ASSIGNEES:	Goldman Sachs Bank USA	PNC Bank, National Association	U.S. Bank National Association	Wells Fargo Bank, N.A.
Facility
Pro Rata Percentage assumed	3.95833333%	3.95833333%	1.66666667%	0.41666667%
Commitment assumed	$23,750,000	$23,750,000	$10,000,000	$2,500,000
ABR Loans
Aggregate outstanding principal amount of ABR Loans assumed	$0.00	$0.00	$0.00	$0.00
Eurodollar Loans
Aggregate outstanding principal amount of Eurodollar Loans assumed	$0.00	$0.00	$0.00	$0.00
RFR Loans
Aggregate outstanding principal amount of RFR Loans assumed	$0.00	$0.00	$0.00	$0.00
Eurocurrency Loans
Aggregate outstanding principal amount of Eurocurrency Loans assumed	$0.00	$0.00	$0.00	$0.00
Eurodollar Competitive Bid Loans
Aggregate outstanding principal amount of Eurodollar Competitive Bid Loans assumed	$0.00	$0.00	$0.00	$0.00
Fixed Rate Competitive Bid Loans
Aggregate outstanding principal amount of Fixed Rate Competitive Bid Loans assumed	$0.00	$0.00	$0.00	$0.00
Swingline Loan Participations
Aggregate outstanding principal amount of Swingline Loan Participations assumed	$0.00	$0.00	$0.00	$0.00

AMERICAS/2022978042    S-4    [Choice Hotels: Assignment – DB to Multiple Lenders]

SCHEDULE 2
to
ASSIGNMENT AND ACCEPTANCE

Assignee Names and Notice Addresses:
Goldman Sachs Bank USA
200 West Street
New York, NY 10282
Facsimile: (212) 902 1099
Attention: Loan Operations
PNC Bank, National Association
249 Fifth Avenue
One PNC Plaza
Pittsburgh, Pennsylvania 15222
Facsimile: (866) 641-2751
Attention: Derrell Groce
U.S. Bank National Association
401 City Center
Oshkosh, Wisconsin 54901
Facsimile: (920) 237-7993
Attention: CLS Syndication Services
Wells Fargo Bank, N.A.
7711 Plantation Road
Roanoke, Virginia 24019
Facsimile: (866) 270-7214
Attention: Wholesale Loan Servicing,
Roanoke Loan Center

AMERICAS/2022978042    S-5    [Choice Hotels: Assignment – DB to Multiple Lenders]